Exhibit 10.83

Agreement

Moscow	December 30th, 2008

“TV DARYAL” Closed Joint-Stock Company (OGRN 1027739313205), hereinafter referred to as the “Television Company”, represented by its General Director V.V.Kartashkov, acting on the basis of the Articles, on the one part, and

“Krossmedia” Limited Liability Company (OGRN 1027700192145), hereinafter referred to as “Krossmedia”, represented by its General Director S.A. Vasiliev, acting on the basis of the Articles, on the other part,

“Kompaniya TSV” Closed Joint-Stock Company (OGRN 5077746859757), hereinafter referred to as “TSV” represented by its Deputy General Director A.I.Novikov, acting on the basis of Power of Attorney # KT-6/1207-2 of December 3rd, 2007, on the third part, collectively referred to as the “Parties” taking into consideration the following:

• Contract # KM-171/0805 dated August 30th, 2005 between the Television Company and Krossmedia is cancelled from January 01st, 2009,

• the Television Company and TSV signed Intermediary Agreement # KT-355/1208 of December 29th, 2008 for the services of broadcasting advertising on air of the TV DARYAL from January 01st, 2009,

• Krossmedia and Publicis Group Media Eurasia OOO signed Contract # KD-081212-001 of December 12th, 2008 for broadcasting advertising on air of TV DARYAL from January 01st to March 31st, 2009,

• Publicis Group Media Eurasia OOO under Contract # KD-081212-001 of December 12th, 2008 made the advance payment for advertising in 2009 in the amount of 14,762,559.15 rubles (Fourteen million seven hundred sixty two thousand five hundred fifty nine rubles and fifteen kopecks) including the VAT (18%) of 2,251,915.80 rubles (Two million two hundred fifty one thousand nine hundred fifteen rubles and eighty kopecks) transferred by Krossmedia to the settlement account of the Television Company, have made this Agreement as follows:

1. The Television Company instructs Krossmedia and TSV to make with Publicis Group Media Eurasia OOO under Contract # KD-081212-001 of December 12th, 2008 (hereinafter referred to as the “Contract”) an agreement on change of parties under which from January 01st, 2009 Krossmedia shall transfer to TSV all rights and obligations under the Contract and TSV shall accept all such rights and obligations under the Contract as if TSV was initially included in the Contract as the Company and shall acquire all rights of claim to the Customer for fulfillment by the latter of its obligations under the Contract.

2. The Parties agree that the cash assets transferred by Publicis Group Media Eurasia OOO as the Customer for the services in 2009 in the amount of 14,762,559.15 rubles (Fourteen million seven hundred sixty two thousand five hundred fifty nine rubles and fifteen kopecks) including the VAT (18%) of 2,251,915.80 rubles (Two million two hundred fifty one thousand nine hundred fifteen rubles and eighty kopecks) and received by the Television Company shall from January 01st, 2009 be reported within Contract # KT-355/1208 of December 30th, 2008.

3. The Television Company shall pay the fee to TSV from the amount specified in Clause 2 hereof regarding the transaction with Publicis Group Media Eurasia OOO as the Customer in a separate payment as a part of settlements under Contract # KT-355/1208 of December 30th, 2008.

4. This Agreement is made in three copies with the same legal effect with one copy for each Party.

5.  This Agreement shall take effect from the date of its signing by the Parties and shall remain in force until complete fulfillment by the Parties of their corresponding obligations hereunder.

6. Signatures and bank details of the Parties:

Krossmedia	TSV	The Television Company:

Address: 121359, Moscow, 25,

Akademika Pavlova Street
Postal address: 121359,
Moscow, 25, Akademika
Pavlova Street
S/a 40702810800020104620
with Sberbank of Russia OAO
c/a 30101810400000000225
BIC 044525225
TIN 7710203400, KPP
773101001

Address: 121359, Moscow, 25,
Akademika Pavlova Street
Postal address: 121359, Moscow,
25, Akademika Pavlova Street
S/a 40702810338260110108
with Sberbank of Russia OAO
Kiev Department of Sberbank #5278
c/a 3010 1810 4000 0000 0225
BIC 044525225
TIN 7731568585, KPP 773101001

Address: 129515,
Moscow, 4, Akademika Koroleva Street, bld.4
Postal address: 129226, Moscow,
16, Dokukina Street, bld.1
TIN 7716143718, KPP 771701001
S/a 40702810501600000917
with ALFA-BANK OAO, Moscow
c/a 30101810200000000593,
BIC 044525593

/s/ I.Yu. Opritova	/s/ I.V. Zharova	/s/ V.V. Kartashkov
/I.Yu. Opritova/ L.S.	/I.V. Zharova/ L.S.	/V.V. Kartashkov/ L.S.